Supplement Dated September 15, 2014
To The Prospectuses Dated April 29, 2013 For

PERSPECTIVE INVESTOR®; ULTIMATE INVESTOR®; and JACKSON ADVISOR®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT IV

PERSPECTIVESM
Issued by JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference.

CHANGES TO THE INVESTMENT DIVISIONS.

1.    Closed Investment Division

►	Effective September 15, 2014, the Investment Division of the Separate Account investing in the JNL/Mellon Capital Communications Sector Fund ("the Division") stopped accepting any additional allocations or transfers.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, and Rebalancing, and it includes an allocation to the Division, you can continue to include the Division under the program based on your existing election until you revise or terminate the automatic program. Any change to the existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Division is not available for any new or revised allocation instructions under any automatic program.

If you have allocation instructions for future premium payments on file with us that include an allocation to the Division, you must choose a replacement Investment Division.  If you require descriptions of the other Investment Divisions available under your contract, you can obtain an additional copy of the product prospectus, and additional copies of the prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.  If you have not chosen a replacement Investment Division and make a subsequent premium payment, all such allocations to the Division prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Money Market Investment Division.  Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Money Market Investment Division to any other available investment option.

Amounts invested in the Division as of September 12, 2014 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of the Division on or after September 15, 2014 you will not be able to transfer back in.

For additional information, please see the Supplement dated September 15, 2014 to the JNL® Variable Fund LLC prospectus.

2.    Fund Merger

►	Effective September 15, 2014, the JNL/Mellon Capital NYSE® International 25 Fund merged into the JNL/Mellon Capital International Index Fund.

If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and/or Rebalancing automatic programs, that include an allocation to the JNL/Mellon Capital NYSE® International 25 Investment Division, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the JNL/Mellon Capital International Index Investment Division.

If you have Contract Value that was transferred from the JNL/Mellon Capital NYSE® International 25 Investment Division to the JNL/Mellon Capital International Index Investment Division as a result of the merger, you may transfer your Contract Value out of the JNL/Mellon Capital International Index Investment Division into the other investment options available under your contract. If the transfer is completed within 60 days following the effective date of the merger, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your contract, you can obtain an additional copy of the product prospectus or additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.

For additional information, please see the Supplement dated September 15, 2014 to the JNL® Series Trust Prospectus.

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(To be used with VC5825GW 04/14, VC5884GW 04/14, VC5885GW 04/14, NV3174GW 04/14 and NV3174CEGW 04/14)

CMX13579 09/14